Investor Presentation Southwest IDEAS Conference November 2025

Safe Harbor Statements and Non-GAAP Financial Measures Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations and labor availability as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2024 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. November 2025Core Molding Investor Presentation 2

Why Invest in Core November 2025Core Molding Investor Presentation 3 45+ Years of Award Winning Manufacturing Excellence Competitive Moat, Sole Sourced, High Barriers to Entry Large, Diverse Addressable Markets Long-term Relationships w/ Blue-chip Companies Specialized Ultra Large Molding Capability Disciplined Capital Investment Approach Organic Growth and Recent New Wins Multi-year Improving Gross Margin Trends

Our “Must Win Battle” Transformation Journey Operational • Fix equipment Financial • Bank refinancing Organizational • Getting the right people on the bus Customers • Maintain customers Organizational • “Great Place to Work” initiative Innovation • Design, Functionality, and Durability Diversification • New, growing end markets Operational • Standardize the basics Dig out | Back to Basics Innovation | Diversification Leverage Improvements Sales Expansion | Investments Culture as a Competitive Advantage 2019/2020 Turnaround 2021 Product Focused 2022/2023 Institutionalize Operating Systems 2024/2025 Invest For Growth Pricing • Fix or get out, contract adjustments Operational • Continuous improvement system, process optimization Organizational • Leadership development Organizational • Front Line Leadership Development, technical skill development Sales & Marketing • Wallet share expansion Growth • Organic growth investments • New processes • Footprint • New Revenue Streams 0.0% 5.0% 10.0% 15.0% 20.0% 2019 2020 2021 2022 2023 2024 2025 Sep TTM Gross Margin % 4November 2025Core Molding Investor Presentation

About Core Molding November 2025Core Molding Investor Presentation 5 We are the most reliable, innovative and responsive partner in engineered materials and manufacturing solutions. Headquartered in Columbus, OH Employees 1,570 NYSE American CMT Russell 3000 45 Year Legacy Total Sales 12 Months Ended September 2025 $262M Adjusted EBITDA 12 Months Ended September 2025 $28.8M (1) Diversified Markets United States 45% Mexico 41% Canada 14% (1) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation. Gross Margin 12 Months Ended September 2025 17.6% Based on 2024 sales by Core production location.

Our Large North American Manufacturing Footprint November 2025Core Molding Investor Presentation 6 *Based on 2024 Product Sales 34% 25% 16%14% 4% 7% Product Sales by Facility* Columbus, OH Cobourg, Ontario Winona, MN Gafney, SC >1.3M Square Feet 82 Presses Presses up to 5500 Ton USMCA Compliant Products Matamoros, MX Monterrey, MX

Supplying Products to Industry Leaders in Growing Industries November 2025Core Molding Investor Presentation 7 56% 24% 6% 14% 2024 Net Product Sales By Industry Truck Powersports Building Products Industrial and Utilities Long-term relationships with blue-chip companies providing single-source manufacturing arrangements with key customers Truck Building Products Power Sports Industrial, Utilities & Other

Selected Financial Information November 2025Core Molding Investor Presentation 8 2025 Q3 Trailing Twelve Month ● Impact of economic slowdown reducing customer demand in 2025 ● Company focus on operational improvements and portfolio profitability driving higher earnings ● Adjusted EBITDA as % of sales of 11.1% ● Disciplined capital deployment approach focused on increasing ROCE ● Excluding ~ $43M of accumulated cash to be redeployed, 2025 ROCE = 10.5% $308 $377 $358 $302 $262 $0 $50 $100 $150 $200 $250 $300 $350 $400 2021 2022 2023 2024 2025 Sep TTM Total Sales in millions $26.7 $31.9 $42.9 $33.8 $28.8 0.0% 5.0% 10.0% 15.0% $0 $10 $20 $30 $40 $50 2021 2022 2023 2024 2025 Sep TTM Adj EBITDA in millions / % of Sales (1) Adj EBITDA EBITDA % 10.5% 12.7% 16.4% 10.7% 8.0% 0% 5% 10% 15% 20% 2021 2022 2023 2024 2025 Sep TTM Return on Capital Employed (ROCE) (1) 14.2% (2) 10.5% (2) (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation. (2) ROCE excluding accumulated cash.

Capital Allocation Priorities November 2025Core Molding Investor Presentation 9 Multifaceted allocation strategy to maximize shareholder value Maintain Strong Balance Sheet • Zero net debt – Cash balance of $42.4M as of September 2025 • Current leverage ratio of ~.77 times Adjusted EBITDA • Available liquidity flexibility to take advantage of opportunities Organic Growth • Capital investments meeting Company’s return requirements • Projected sustaining capital spend in 2025 of $10-$12M • Growth capex of $25M over the next 18 months M&A • Tuck in acquisitions • Valuations of $10 - $40M • Disciplined evaluation process to identify appropriate opportunities Return Capital to Shareholders • Share repurchase is preferred method • Authorized $7.5M share repurchase program in place • Approximately $5.7M repurchased or 349k shares @ $16.40 per share in 2024-2025

in millions Operating Cash Flows Sustaining Capex Growth Capex Free Cash Flows Free Cash Flows Excluding Growth Capex 2022 19.0$ 7.8$ 8.8$ 2.4$ 11.2$ 2023 34.8$ 6.1$ 3.0$ 25.7$ 28.7$ 2024 35.1$ 9.0$ 2.5$ 23.6$ 26.1$ Total 88.9$ 22.9$ 14.3$ 51.7$ 66.0$ 3 Year Avg. 29.6$ 7.6$ 4.8$ 17.2$ 22.0$ TTM Sept 2025 19.2$ 8.1$ 5.7$ 5.4$ 11.1$ November 2025Core Molding Investor Presentation 10 Three Year Summary ~$90M Operating cash flow $52M free cash flows $14M Reinvestment to support Company growth Excluding growth capex $66M Capacity in place to support $425 to $475 million of revenues Cash Flows and Reinvestment

Long Term Financial Goals November 2025Core Molding Investor Presentation 11 Our Three to Five Year Financial Targets Revenues >$500M • Organic growth • Acquisitions • Goal timing may be impacted due to return to pre-pandemic demand levels Operating Income 8%-10% • Operational improvements • Value selling • Leverage fixed costs Return on Capital Employed 14%-16% • Investment in capacity and automation • Acquisitions • Working Capital Management

$7 Billion Total Addressable Market In Attractive Industry Verticals November 2025Core Molding Investor Presentation 12 Must Win Battle: Invest for Growth Growing wallet share Multiple industry channel expansion Offering higher value solutions $2.0B Building Products $1.0B Aerospace $0.4B Construction & Ag. $0.8B Consumer Products $0.7B Truck $0.6B Powersports / Golf Cars $1.5B Industrial & Utilities

Sustainable, Large Molding Solutions, Creating Value November 2025Core Molding Investor Presentation 13 Truck Powersports Building Products Industrial and Utilities Light Weighting Corrosion Resistance Parts Consolidation Large Part - Durability Cost Savings Recyclability Why Customers Choose Core

Organic Growth / Investment in Future Growth November 2025Core Molding Investor Presentation 14 Won $150M contract for Volvo roofs to be launched in our Matamoros facility, with production starting in Q1 of 2027. • Adjusted EBITDA accretive in the first full year and return on capital employed above 5 yr target of 16% ROCE. • Contractual agreement aligned to return on capital employed. Core Investing $25mm to: • Expand Matamoros to become the #1 sleeper roof provided in North America including 2 brand new 4500t state of the art hydraulic presses. • New 200K ft2 facility in Monterrey which allows us to consolidate current 55k ft2 facility and a 30k ft2 warehouse. • Transfer DCPD molding to better service current customers in Monterrey creating transportation savings. • Adding Topcoat paint to enable full-service supply and the pursuit of molded and painted products for Con-Ag. Photo of actual building in MTY with AI generated logo and color scheme

November 2025Core Molding Investor Presentation 15 Medical Automotive EV Battery Enclosures Carbon Fiber Molding SMC and Top Coat Paint Aerospace New/Expand Industry Verticals

New wins! - $45M in 2024, $47M YTD in 2025 November 2025Core Molding Investor Presentation 16 $20 Truck Roof Truck Roof Door Skin SMC UTV Skid Plate Elec. Pickup Bed Bus Batteries Misc Projects Replacement $20M Incremental $72M Progress on our recent Must Win Battle: Invest for Growth

Core’s Unique Differentiators and Award-Winning Solutions Core Molding Investor Presentation 17 Why Customers Stay with Core Lightweight = Lower Total Costs High Strength to Weight Innovative Material & Process Development Multi-Composite Design Flexibility • Total installation cost 15% lower • 10X Faster installation • High performance vs Cost = Value • Durability and Corrosion resistance • Large format / One-piece Design • Design Flexibility • Value Added Features • High value integrated design: Unique Solutions • Increased Strength / Durability November 2025

Case Study: Offering Part Consolidation Solutions November 2025Core Molding Investor Presentation 18 Unique Solutions Create Optimized Design Easier installation / Reduced Labor Improved Employee Safety / Reduced Injuries / OSHA Simplified assembly / Reduced Labor for the customer Integrated with the customer development (Early in the development process) Unique capability to create large format product solutions ● All fasteners, engine mounts and transducer molded into one part ● Fiber reinforced tape molded into side for side impact strength Polymer Concrete Lid 90 Lbs. Composite Lid 25 Lbs.

Case Study: Offering Part Consolidation Solutions November 2025Core Molding Investor Presentation 19 Unique Solutions Create Optimized Design Problem: Consumer Safety identified risk of debris penetration hazard on ROV and UTV Solution: Part capable to stop 355J of energy impact over a 1-inch wood stake. Through engineering partnership with customer, we were able to avoid steel and keep the solution composite. No issue with noise (rock noises) Lower coefficient of friction (slide over obstacles) No paint or risk of corrosion over time

Thank You for your interest in Core Molding Technologies November 2025Core Molding Investor Presentation 20 Visibility to sales over $300M in 2027 • Truck market cycles are challenging, but they also give us confidence of recovery over the next two years • Large OEM projects for truck and powersports provide for consistent demand and an ability to forecast the future growth with confidence. Maintained strong gross margins during truck cycle • Historically gross margins were challenges by “low cycle” • Demonstrated maintaining 17-19% GM on lower sales • We anticipate economies of scale as sales comes back Core will be the #1 producer of sleeper roofs • Our Matamoros plant will be producing over 1,000 sleeper roofs per week • Complete with two 4,500t, one 5,000t, and one 5,500t press fleet We are the #1 producer of personal watercraft (PWC) • We have content of hulls, mid-decks, and liners • We estimate 85% of the global PWC market share and these customers come to Core for our composite solutions.

Appendix November 2025

Net Income (Loss) to Adjusted EBITDA Reconciliation November 2025Core Molding Investor Presentation 22 (1) Includes net interest expense, non-cash periodic post retirement costs and loss on extinguishment of debt. (2) Reflects facility closure and severance payments. Reconciliation of GAAP to Non-GAAP Financial Measures * Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented. In thousands TTM Sep 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net income (loss) 7,411$ 5,459$ (4,782)$ (15,223)$ 8,165$ 4,671$ 12,203$ 20,324$ 13,299$ 8,073$ Income tax expense (benefit) 3,836$ 2,286$ (664)$ (355)$ (3,618)$ 4,248$ 2,382$ 5,422$ 4,182$ 4,022$ Other expenses(1) 298$ 245$ 2,394$ 4,144$ 5,923$ 2,149$ 3,418$ 791$ (786)$ (599)$ Depreciation and amortization 6,283$ 6,240$ 9,384$ 10,376$ 10,775$ 11,130$ 11,603$ 12,831$ 13,318$ 12,806$ Share-based compensation 1,003$ 1,331$ 1,743$ 1,564$ 1,355$ 1,886$ 2,329$ 2,923$ 2,495$ 2,074$ Goodwill impairment -$ -$ 2,403$ 4,100$ -$ -$ -$ -$ -$ -$ Facility closure and severance costs(2) -$ -$ -$ -$ -$ 2,581$ -$ 570$ 1,294$ 2,465$ Adjusted EBITDA* 18,831$ 15,561$ 10,478$ 4,606$ 22,600$ 26,665$ 31,935$ 42,861$ 33,802$ 28,841$ Adjusted EBITDA % of Revenues 10.8% 9.1% 3.9% 1.6% 10.2% 8.7% 8.5% 12.0% 11.2% 11.0% Twelve Months Ended December 31,

Year-End and Return on Capital Employed (“ROCE”) Reconciliation November 2025Core Molding Investor Presentation 23 . Reconciliation of GAAP to Non-GAAP Financial Measures * Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders’ Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. 2020 2021 2022 2023 2024 TTM Sep 2025 2024 TTM Sep 2025 in thousands in thousands EBIT 10,390$ 11,068$ 18,003$ 26,537$ 16,695$ 11,496$ EBIT 16,695$ 11,496$ Plant Closure and Severance Costs(1) 2,581 - - 1,294 2,465 Plant Closure and Severance Costs(1) 1,294 2,465 Adjusted EBIT 10,390$ 13,649$ 18,003$ 26,537$ 17,989$ 13,961$ Adjusted EBIT 17,989$ 13,961$ Sep 30, 2020 2021 2022 2023 2024 2025 2024(2) Shareholders' Equity 93,932$ 100,095$ 116,125$ 138,953$ 147,361$ 155,428$ Shareholders' Equity 147,361$ 155,428$ Debt Debt Short Term Portion of Term Debt 2,535 3,943 1,208 1,468 1,814 1,918 Short Term Portion of Term Debt 1,814 1,918$ Long Term Portion of Term Debt 25,198 21,251 22,986 21,519 19,706 18,244 Long Term Portion of Term Debt 19,706 18,244$ Revolver 420 4,424 1,864 - - - Accumulated Cash (41,803) (42,397) Total Capital Employed 122,085$ 129,713$ 142,183$ 161,940$ 168,881$ 175,590$ Total Capital Employed 127,078$ 133,193$ ROCE 8.5% 10.5% 12.7% 16.4% 10.7% 8.0% ROCE 14.2% 10.5% (1) Reflects Cincinnati facility closing and severance costs (2) ROCE excluding accumulated cash December 31, TTM Sep 2025(2)

Class 8 Truck Market Forecast / Overview – From ACT November 2025Core Molding Investor Presentation 24 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 Annual Class 8 Truck Production (units) - per ACT Actual ACT Fcst Comments from latest ACT Report: With national-level data unsupportive and softening, and industry anecdotes increasingly pessimistic, the outlook continues to erode. It comes down to: 1. Significant uncertainty driven by Federal policy paradigm shift leading to slower growth a) Trade and Tariff Concerns b) Regulation for Emissions 2. Import taxes, paid by consumers and businesses, are boosting inflation and eating into investment and consumption potential 3. Persistent and sticky industry overcapacity Orange Bar represents adjustments for Oct 2025 ACT update

Contacts November 2025Core Molding Investor Presentation 25 Company Contact Alex Panda Chief Financial Officer apanda@coremt.com Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207